UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2016

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36401	39-1975614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7035 South High Tech Drive Midvale, Utah		84047
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (801) 566-6681

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2016, Sportsman’s Warehouse Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co., as representatives (the “Representatives”) of the several underwriters listed on Schedule A to the Underwriting Agreement (the “Underwriters”), and the selling stockholders listed on Schedule B to the Underwriting Agreement (the “Selling Stockholders”), pursuant to which the Selling Stockholders agreed to sell 6,000,000 shares of  the Company’s common stock, par value $0.01 per share (“Common Stock”) to the Underwriters and also granted the Underwriters the option for a period of 30 days to purchase up to an additional 900,000 shares of Common Stock from the Selling Stockholders, in each case, at a price to the public of $11.25 per share (the “Offering”). The Company did not sell any shares of Common Stock in the Offering and will not receive any proceeds from the Offering.

The Offering is being made pursuant to a prospectus supplement, dated April 12, 2016, to the prospectus, dated July 14, 2015 which was included in the Company’s shelf registration statement on Form S-3 (File No. 333-204517),  filed with the Securities and Exchange Commission (the “Commission”) on May 29, 2015 and declared effective by the Commission on July 14, 2015.

The Underwriting Agreement contains the terms and conditions for the sale by the Selling Stockholders of the shares of Common Stock to the Underwriters, customary representations, warranties and covenants by the Company and Selling Stockholders, indemnification and contribution obligations by each of the parties to the Underwriting Agreement, and other terms and conditions customary in agreements of this type.

The foregoing summary of the material terms of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On April 18, 2016, the Selling Stockholders completed the Offering by selling 6,000,000 shares of Common Stock to the Underwriters at a price of $10.7719 per share, after deducting underwriting discounts and commissions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished as part of this report:

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated April 12, 2016, by and among Sportsman’s Warehouse Holdings, Inc., the Representatives and the Selling Stockholders
Exhibit 5.1	Opinion of O’Melveny & Myers LLP
Exhibit 23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:	/s/ Kevan P. Talbot
Name:	Kevan P. Talbot
Title:	Chief Financial Officer and Secretary

Date: April 18, 2016